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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS THAT we, the undersigned Directors of State Street Bank and Trust Company, hereby appoint Marshall N. Carter, David A. Spina, Nicholas A. Lopardo and Maureen S. Bateman, and each of them as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 1997, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned as officers and Directors to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands on the dates set forth below:

             SIGNATURE                       TITLE                 DATE

                                      Director of State
------------------------------------   Street Bank and
         TENLEY E. ALBRIGHT            Trust Company

      /s/ Joseph A. Baute, Jr.        Director of State        February 19,
------------------------------------   Street Bank and             1998
        JOSEPH A. BAUTE, JR.           Trust Company

                                      Director of State
------------------------------------   Street Bank and
        I. MACALLISTER BOOTH           Trust Company

       /s/ Marshall N. Carter         Director of State        February 19,
------------------------------------   Street Bank and             1998
         MARSHALL N. CARTER            Trust Company

        /s/ Truman S. Casner          Director of State        February 19,
------------------------------------   Street Bank and             1998
          TRUMAN S. CASNER             Trust Company
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             SIGNATURE                       TITLE                 DATE

      /s/ Nader F. Darehshori         Director of State        February 19,
------------------------------------   Street Bank and             1998
        NADER F. DAREHSHORI            Trust Company

      /s/ Arthur L. Goldstein         Director of State        February 19,
------------------------------------   Street Bank and             1998
        ARTHUR L. GOLDSTEIN            Trust Company

------------------------------------  Director of State
          DAVID P. GRUBER              Street Bank and
                                       Trust Company

        /s/ Charles F. Kaye           Director of State        February 19,
------------------------------------   Street Bank and             1998
          CHARLES F. KAYE              Trust Company

                                      Director of State
------------------------------------   Street Bank and
         JOHN M. KUCHARSKI             Trust Company

      /s/ Charles R. LaMantia         Director of State        February 19,
------------------------------------   Street Bank and             1998
        CHARLES R. LAMANTIA            Trust Company

                                      Director of State
------------------------------------   Street Bank and
          DAVID B. PERINI              Trust Company

        /s/ Dennis J. Picard          Director of State        February 19,
------------------------------------   Street Bank and             1998
          DENNIS J. PICARD             Trust Company

         /s/ David A. Spina           Director of State        February 19,
------------------------------------   Street Bank and             1998
           DAVID A. SPINA              Trust Company

                                      Director of State
      /s/ Diana Chapman Walsh          Street Bank and         February 19,
------------------------------------   Trust Company               1998
        DIANA CHAPMAN WALSH

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